UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 20, 2018

Blueprint Medicines Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-37359	26-3632015
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

45 Sidney Street Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 374-7580

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Blueprint Medicines Corporation (the “Company”) held its annual meeting of stockholders on June 20, 2018.  The following is a summary of the matters voted on at the meeting.

1.

The Company’s stockholders elected Daniel S. Lynch,  George D. Demetri, M.D. and Lynn Seely, M.D. as Class III directors, each to serve until the 2021 annual meeting of stockholders and until his or her successor has been duly elected and qualified.  The results of the stockholders’ vote with respect to the election of such Class III directors were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Daniel S. Lynch	32,852,065	6,048,688	2,467,641
George D. Demetri, M.D.	32,196,702	6,704,051	2,467,641
Lynn Seely, M.D.	33,062,895	5,837,858	2,467,641

2.

The Company’s stockholders approved the non-binding, advisory vote on the compensation paid to its named executive officers. The results of the stockholders’ non-binding, advisory vote with respect to compensation paid to the Company’s named executive officers were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
38,403,708	492,764	4,281	2,467,641

3.

The Company’s stockholders determined that future advisory votes on the compensation paid to its named executive officers would be held every year. The results of the stockholders’ non-binding, advisory vote with respect to the frequency of future advisory votes on the compensation paid to the Company’s named executive officers were as follows:

1 Year	2 Years	3 Years	Votes Abstaining	Broker Non-Votes
38,805,413	2,111	91,145	2,084	2,467,641

After taking into consideration the foregoing voting results and the prior recommendation of the Company’s Board of Directors (the “Board”) in favor of an annual stockholder advisory vote on the compensation of the Company’s named executive officers, the Board intends to hold future advisory votes on the compensation of the Company’s named executive officers every year.

4.

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting for the fiscal year ending December 31, 2018. The results of the stockholders’ vote with respect to such ratification were as follows:

Votes For	Votes Against	Votes Abstaining
41,340,067	7,941	20,386

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEPRINT MEDICINES CORPORATION

Date: June 22, 2018	By:	/s/ Tracey L. McCain
Tracey L. McCain
Chief Legal Officer

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